UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 27, 2004


                             ASA INTERNATIONAL LTD.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       0-14741                  02-0398205
         --------                       -------                  ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

     10 Speen Street, Framingham, Massachusetts                    01701
     ------------------------------------------                    -----
      (Address of principal executive offices)                  (Zip Code)

  Registrant's telephone number, including area code:         (508) 626-2727
                                                              --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01     Other Events.

The nominees for the Board of Directors of ASA that are set forth in ASA's proxy statement for its 2004 Annual Meeting of Stockholders were selected and recommended by a majority of the independent directors of ASA. To clarify ASA's compliance with NASDAQ listing requirements regarding director nominations, ASA has adopted a formal "Nominating and Corporate Governance Committee" of independent directors and a Nominating and Corporate Governance Committee Charter. ASA also confirms that the compensation of the Chief Executive Officer and other executive officers is subject to approval by a majority of the independent directors of ASA, meeting in executive session.


Item 9.01.    Financial Statements and Exhibits.

(c)    Exhibits:

       99.1     Nominating and Corporate Governance Committee Charter



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ASA INTERNATIONAL LTD.
                                      (Registrant)

Date:  October 28, 2004               By: /s/ Terrence C. McCarthy
                                      ----------------------------
                                      Terrence C. McCarthy
                                      Vice President, Secretary and Treasurer


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                                INDEX TO EXHIBITS

Exhibit No.       Description
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99.1              Nominating and Corporate Governance Committee Charter